Exhibit A

JOINT FILING AGREEMENT

February 13, 2019

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with the Securities and Exchange Commission (and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing, and/or incorporation by reference of this Joint Filing Agreement as an exhibit thereto. This Joint Filing Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.

IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this Joint Filing Agreement to be executed and effective as of the date first written above.

NB Alternatives Advisers LLC

By:	/s/ Blake Rice
Name:	Blake Rice
Title:	Managing Director

NB Crossroads XX - MC Holdings LP

By:	/s/ Jacquelyn Wang
Name:	Jacquelyn Wang
Title:	Authorized Signatory

NB Crossroads XXI - MC Holdings LP

By:	/s/ Jacquelyn Wang
Name:	Jacquelyn Wang
Title:	Authorized Signatory

NB - Iowa’s Public Universities LP

By:	/s/ Jacquelyn Wang
Name:	Jacquelyn Wang
Title:	Authorized Signatory

NB PEP Holdings Limited

By:	/s/ Blake Rice
Name:	Blake Rice
Title:	Authorized Signatory

NB RP Co-Investment & Secondary Fund LP

By:	/s/ Jacquelyn Wang
Name:	Jacquelyn Wang
Title:	Authorized Signatory

NB Sonoran Fund Limited Partnership

By:	/s/ Jacquelyn Wang
Name:	Jacquelyn Wang
Title:	Authorized Signatory

NB Strategic Co-Investment Partners II Holdings LP

By:	/s/ Jacquelyn Wang
Name:	Jacquelyn Wang
Title:	Authorized Signatory

NB Wildcats Fund LP

By:	/s/ Jacquelyn Wang
Name:	Jacquelyn Wang
Title:	Authorized Signatory

Neuberger Berman Insurance Fund Series Interests of the SALI Multi-Series Fund, L.P.

By:	/s/ Jacquelyn Wang
Name:	Jacquelyn Wang
Title:	Authorized Signatory

TfL Trustee Company Limited as Trustee of the TfL Pension Fund

By:	/s/ Jacquelyn Wang
Name:	Jacquelyn Wang
Title:	Authorized Signatory